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                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


                   [Letterhead of PricewaterhouseCoopers LLP]



The Board of Directors
Sterling Financial Corporation

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 2000 relating to the consolidated financial statements, which appears in Sterling Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



                                            /s/ PricewaterhouseCoopers LLP


August 16, 2000
Spokane, Washington




























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